                                                               FEBRUARY 15, 1996

DEAR SHAREHOLDER,

It now seems that the Federal Reserve Board may have achieved its goal of a 'soft landing' for the economy. In an effort to slow the pace of economic growth, the Federal Reserve Board raised short-term interest rates seven times between February 1994 and February 1995. However, on July 6, 1995, the Federal Reserve Board cut the benchmark Federal Funds rate by 0.25%. This decrease, the first in nearly three years, signaled that the Federal Reserve Board believed that inflationary pressures had eased enough to accommodate an adjustment in monetary policy. Citing low inflation, the Federal Reserve Board trimmed short-term interest rates by another 0.25% on December 19, 1995 and January 31, 1996, bringing the Federal Funds rate down to 5.25%.

Although the pace of economic growth was lackluster during 1995, the economic climate was favorable for investing. Stocks achieved record-breaking highs and bonds far outperformed their historical averages. The stock market, as measured by the Standard & Poor's 500 Index, advanced 37.5% in 1995. The Dow Jones Industrial Average topped the 4,000 point level in March and the 5,000 point level in November and posted its fourth best advance since World War II. The bond market also rallied strongly during 1995, as a declining interest rate environment prevailed for most of the year. Soaring bond prices gave fixed income investors their third best year since the 1920s and caused intermediate- and long-term interest rates to fall to their lowest levels in two years. Rates on long-term U.S. Treasury bonds, for example, declined nearly two full percentage points. Generally, as yields move lower, bond prices increase. Coming after 1994, when the bond market had one of its worst years on record and the Standard & Poor's 500 Index gained just 1.3%, 1995 was a strongly positive investment environment for most domestic investors.

PORTFOLIO REVIEW

The total return for Triple A and Government Series--1997, Inc. ('TAGS 97') for the six months ended December 31, 1995, based on net asset value was 4.39%, while the total return for the same period based on its share price on the American Stock Exchange was 12.30%. As of December 31, 1995, TAGS 97's net asset value per share was $9.80, while its share price on the American Stock Exchange was $9.94.

The investment objective of TAGS 97 is to manage a portfolio of U.S. government securities and AAA-rated and comparable debt obligations in order to return to reinvesting shareholders $10.00 per share on its termination date. As described in the prospectus, the termination date for TAGS 97 will be on or about June 29, 1997. While the portfolio is being managed in an effort to return the initial offering price of $10.00 per share, this is not guaranteed.

The principal means of achieving the investment objective of TAGS 97 is through the management of the composition and average duration of the portfolio. The duration of a fixed income security is the weighted average term to maturity of the present value of its cash flows, including interest and repayment of principal. Although we recognize that the current bull market may be maturing, we perceive a Fed that is likely to be accommodative for at least the early part of 1996, and a bias for yields to decline even further. While the prospects for the mortgage market have improved and we have modestly increased our allocation in that sector, we still deem it prudent to approach the sector cautiously, given our very short remaining maturity.

We value you as a shareholder and as a client, and thank you for your continued support. We welcome any comments or questions you may have.

Sincerely,

/s/ Nirmal Singh

NIRMAL SINGH
Portfolio Manager,
Triple A and Government Series--1997, Inc.

                 TRIPLE A AND GOVERNMENT SERIES -- 1997, INC.

                      PORTFOLIO OF INVESTMENTS     DECEMBER 31, 1995 (UNAUDITED)

                              PRINCIPAL
                                AMOUNT
                                (000)                                      MATURITY DATES     INTEREST RATES      VALUE
----------------------------------------------------------------------  --------------------  ---------------  -----------
U.S. GOVERNMENT OBLIGATIONS-22.94%
 $9,150 U.S. Treasury Notes (cost - $9,294,934).......................  05/15/98 to 04/30/00  6.125 to 6.750%  $ 9,548,340
                                                                                                               -----------
FEDERAL HOME LOAN MORTGAGE CORPORATION CERTIFICATES-3.01%
  1,232 FHLMC (cost - $1,248,612).....................................        02/01/97             7.500         1,253,301
                                                                                                               -----------
AGENCY BACKED SECURITIES-36.52%
 12,750 Federal Home Loan Bank........................................        01/02/96             5.660+       12,747,995
  2,450 Federal Home Loan Mortgage Corporation........................  01/02/96 to 01/04/96  5.470 to 5.520+    2,449,135
                                                                                                               -----------
Total Agency Backed Securities (cost - $15,197,130)...................                                          15,197,130
                                                                                                               -----------
COLLATERALIZED MORTGAGE OBLIGATIONS-36.22%
  6,000 CBA Mortgage Corp. Series 1993-C1, Class A2...................        12/25/03             7.154*        6,206,250
  4,000 FDIC REMIC Trust 1994-C1, Class 2A2...........................        09/25/25             7.850         4,170,000
  4,719 FHLMC Series G030, Class G030-A...............................        11/25/06             5.000         4,696,819
                                                                                                               -----------
Total Collateralized Mortgage Obligations
  (cost - $14,730,136)................................................                                          15,073,069
                                                                                                               -----------
REPURCHASE AGREEMENT-0.50%
    209 Repurchase Agreement dated 12/29/95, with State Street Bank and
        Trust Company, collateralized by $210,000 U.S. Treasury Notes,
        7.625% due 04/30/96; proceeds: $209,116 (cost - $209,000)......       01/02/96             5.000           209,000
                                                                                                               -----------
Total Investments (cost - $40,679,812) - 99.19%.......................                                          41,280,840
Other assets in excess of liabilities - 0.81%.........................                                             336,282
                                                                                                               -----------
Net Assets - 100.00%..................................................                                         $41,617,122
                                                                                                               -----------
                                                                                                               -----------

------------------
* Adjustable rate instrument.
+ Yield to maturity for discounted securities.
  REMIC - Real Estate Mortgage Investment Conduit

                 See accompanying notes to financial statements

                 TRIPLE A AND GOVERNMENT SERIES -- 1997, INC.

          STATEMENT OF ASSETS AND LIABILITIES      DECEMBER 31, 1995 (UNAUDITED)

ASSETS
Investments in securities, at value (cost - $40,679,812)........    $41,280,840
Cash............................................................          2,807
Receivable from affiliate.......................................        175,363
Interest receivable.............................................        164,685
Deferred organizational expenses................................         43,725
Other assets....................................................         13,815
                                                                    -----------
Total assets....................................................     41,681,235
                                                                    -----------
LIABILITIES
Accrued expenses and other liabilities..........................         64,113
                                                                    -----------
NET ASSETS
Capital Stock - $0.001 par value; total authorized shares -
  100,000,000; 4,245,202 shares issued and outstanding..........     45,085,129
Undistributed net investment income.............................         31,465
Accumulated net realized losses from investment and futures
  transactions..................................................     (4,100,500)
Net unrealized appreciation of investments......................        601,028
                                                                    -----------
Net assets applicable to shares outstanding.....................    $41,617,122
                                                                    -----------
                                                                    -----------
Net asset value per share.......................................          $9.80
                                                                    -----------
                                                                    -----------

                 See accompanying notes to financial statements

                 TRIPLE A AND GOVERNMENT SERIES -- 1997, INC.


 STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED DECEMBER 31, 1995 (UNAUDITED)

INVESTMENT INCOME:
Interest..........................................................   $1,287,747
                                                                     ----------

EXPENSES:
Investment advisory and administration............................      207,053
Legal and audit...................................................       15,208
Amortization of organizational expenses...........................       14,510
Reports and notices to shareholders...............................        9,265
Custody and accounting............................................        7,022
Directors' fees...................................................        5,500
Transfer agency fees..............................................        5,008
Other expenses....................................................        2,617
                                                                     ----------
                                                                        266,183
Less: Fee waivers and reimbursements from adviser.................     (266,183)
                                                                     ----------
Net expenses......................................................         --
                                                                     ----------
NET INVESTMENT INCOME.............................................    1,287,747
                                                                     ----------
REALIZED AND UNREALIZED GAINS FROM INVESTMENT ACTIVITIES:
Net realized gains from investment transactions...................      104,539
Net change in unrealized appreciation/depreciation of
  investments.....................................................      225,561
                                                                     ----------
NET REALIZED AND UNREALIZED GAINS FROM INVESTMENT ACTIVITIES......      330,100
                                                                     ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS..............   $1,617,847
                                                                     ----------
                                                                     ----------

                 See accompanying notes to financial statements

                 TRIPLE A AND GOVERNMENT SERIES -- 1997, INC.


                      STATEMENT OF CHANGES IN NET ASSETS

                                                                                FOR THE
                                                                           SIX MONTHS ENDED        FOR THE
                                                                           DECEMBER 31, 1995     YEAR ENDED
                                                                              (UNAUDITED)       JUNE 30, 1995
                                                                           -----------------    -------------
FROM OPERATIONS:
    Net investment income...............................................      $ 1,287,747        $ 3,078,155
    Net realized gains (losses) from investment transactions............          104,539           (287,562)
    Net realized losses from futures transactions.......................             --             (459,206)
    Net change in unrealized appreciation/depreciation
      of investments....................................................          225,561            719,680
    Net change in unrealized appreciation/depreciation
      of futures contracts..............................................             --              134,625
                                                                              -----------        -----------
    Net increase in net assets resulting from operations................        1,617,847          3,185,692
                                                                              -----------        -----------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income...............................................       (1,805,250)        (2,625,105)
                                                                              -----------        -----------
FROM CAPITAL TRANSACTIONS:
    Proceeds from dividends reinvested..................................          738,614            499,672
    Contribution to capital from adviser................................          200,000            250,000
                                                                              -----------        -----------
    Net increase in net assets from capital transactions................          938,614            749,672
                                                                              -----------        -----------
    Net increase in net assets..........................................          751,211          1,310,259

NET ASSETS:
    Beginning of period.................................................       40,865,911         39,555,652
                                                                              -----------        -----------
    End of period (including undistributed net investment income of
      $31,465 and $548,968, respectively)...............................      $41,617,122        $40,865,911
                                                                              -----------        -----------
                                                                              -----------        -----------

                 See accompanying notes to financial statements

                 NOTES TO FINANCIAL STATEMENTS -- (UNAUDITED)


ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Triple A and Government Series - 1997, Inc. ('Series') was incorporated in Maryland on May 1, 1992 as a closed-end diversified management investment company. Organizational costs have been deferred and are being amortized on the straight-line method over a period not to exceed 60 months from the date the Series commenced investment operations. The Series is scheduled to terminate on or about June 29, 1997 (the 'Termination Date').

Valuation of Investments - Where market quotations are readily available, portfolio securities are valued thereon, provided such quotations adequately reflect, in the judgment of Mitchell Hutchins Institutional Investors Inc. ('MHII'), a wholly owned subsidiary of Mitchell Hutchins Asset Management Inc. ('Mitchell Hutchins') and sub-adviser of the Series, the fair value of the securities. When market quotations are not readily available, securities are valued based upon appraisals derived from information concerning those securities or similar securities received from recognized dealers in those securities. All other securities are valued at fair value as determined in good faith by or under the direction of the Series' board of directors. The amortized cost method of valuation, which approximates market value, is used to value certain debt obligations with 60 days or less remaining to maturity, unless the board of directors determines that this does not represent fair value.

Repurchase Agreements - The Series' custodian takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Series has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

Investment Transactions and Investment Income - Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions are calculated using the identified cost method. Interest income is recorded on an accrual basis.

Futures Contracts - Upon entering into a financial futures contract, the Series is required to pledge to a broker an amount of cash and/or U.S. Government securities equal to a certain percentage of the contract amount. This amount is known as the 'initial margin.' Subsequent payments, known as 'variation margin,' are made or received by the Series each day, depending on the daily fluctuations in the value of the underlying financial futures contracts. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss until the financial futures contract is closed, at which time the net gain or loss is reclassified to realized.

Using financial futures contracts involves various market risks. The maximum amount at risk from the purchase of a futures contract is the contract value. The Series is subject to a number of guidelines which reduce this risk by seeking to ensure that financial futures contracts are used for hedging purposes as well as to manage the average duration of the Series' portfolio and not for leverage. However, imperfect correlations between futures contracts and the portfolio securities being hedged, or market disruptions, do not normally permit full control of these risks at all times.

Federal Taxes - The Series intends to distribute all of its taxable net investment income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required. In addition, by distributing during each calendar year substantially all of its taxable net investment income, capital gains and certain other amounts, if any, the Series intends not to be subject to a federal excise tax. However, if the costs of making a year-end distribution to avoid payment of an excise tax (including the cost of the related reverse stock split) would exceed the amount of tax due, the Series may elect to pay the tax in lieu of making such distribution.

At June 30, 1995, the Series had a capital loss carryforward of $3,538,365. This loss carryforward is available as a reduction, to the extent provided in the regulations, of future net realized capital gains. To the extent that such losses are used, as provided in the regulations, to offset future net realized capital gains, it is probable these gains will not be distributed.

Dividends and Distributions - Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income and distributions from realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These 'book/tax' differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Net capital gains, if any, will be distributed annually, but the Series may make more frequent distributions of such gains, if necessary, to avoid income or excise taxes. On or about the Termination Date, the Series will liquidate its assets and will declare and make a termination distribution to its shareholders in an aggregate amount equal to the net proceeds of such liquidation after payment of the Series' expenses and liabilities.

CONCENTRATION OF RISK

The ability of the issuers of the debt securities held by the Series to meet their obligations may be affected by economic developments, including those particular to a specific industry or region.

INVESTMENT ADVISER AND ADMINISTRATOR

The Series' board of directors and its shareholders have approved an Investment Advisory and Administration Contract ('Advisory Contract') with Mitchell Hutchins, under which Mitchell Hutchins serves as investment adviser and administrator of the Series. In accordance with the Advisory Contract, Mitchell Hutchins is entitled to receive compensation from the Series, computed weekly at an annual rate of 1.00% of the Series' average weekly net assets. For the six months ended December 31, 1995, Mitchell Hutchins earned and waived $207,053 in investment advisory and administration fees. Mitchell Hutchins also voluntarily reimbursed the Series $59,130 for expenses incurred during the last six months.

Under a separate contract with Mitchell Hutchins, MHII serves as the Series' sub-adviser ('Sub-Advisory Contract'). Under the Sub-Advisory Contract, Mitchell Hutchins (not the Series) has agreed to pay MHII a fee, computed weekly and payable monthly, at the annual rate of up to a maximum of 0.325% of the Series average weekly net assets. For the six months ended December 31, 1995, MHII voluntarily waived all fees payable under the sub-advisory contract.

INVESTMENTS IN SECURITIES

For federal income tax purposes, the cost of securities owned at December 31, 1995 was substantially the same as the cost of securities for financial statement purposes.

At December 31, 1995, the components of net unrealized appreciation of investments were as follows:


Gross appreciation (from investments having
  an excess of value over cost)...........................  $601,028
Gross depreciation (from investments having
  an excess of cost over value)...........................     --
                                                            --------
Net unrealized appreciation of investments................  $601,028
                                                            --------
                                                            --------


For the six months ended December 31, 1995, total aggregate purchases and sales of portfolio securities, excluding short-term securities, were $16,715,794 and $16,187,160, respectively.

CAPITAL STOCK

There are 100,000,000 shares of $0.001 par value capital stock authorized. Of the 4,245,202 shares outstanding at December 31, 1995, Mitchell Hutchins owned 10,000 shares. Shares authorized and outstanding reflect the impact of both the reverse stock splits and the stock split. Transactions in shares of common stock were as follows:

                                                   FOR THE SIX
                                                   MONTHS ENDED       FOR THE
                                                    DECEMBER 31,     YEAR ENDED
                                                       1995        JUNE 30, 1995
                                                   -------------   -------------
Shares sold........................................        --            --
Additional shares from dividends reinvested........     24,553         54,490
                                                       -------        -------
                                                        24,553         54,490
Reduction of shares from reverse stock split.......    (25,000)       (54,541)
                                                       -------        -------
Net decrease in shares outstanding.................       (447)           (51)
                                                       -------        -------
                                                       -------        -------


Mitchell Hutchins voluntarily contributed $200,000 and $250,000 on September 26, 1995 and June 27, 1995, respectively, in order to increase the net asset value per share of the Series.

Reverse stock splits of 0.9854 to 1, 0.9923 to 1, 0.9873 to 1 and 0.9821 to 1 were declared on December 4, 1992, December 28, 1993, December 14, 1994 and December 15, 1995; effective December 30, 1992, December 28, 1993, December 27, 1994 and December 26, 1995, respectively, immediately following the payment of the reinvestment dividend, as defined in the Series' prospectus.

A stock split of 100 to 1 was declared on June 14, 1993 effective June 24, 1993, in connection with the listing of the Series' shares on the American Stock Exchange.

                 TRIPLE A AND GOVERNMENT SERIES -- 1997, INC.


                  QUARTERLY RESULTS OF OPERATIONS-(UNAUDITED)

                                                NET REALIZED             NET
                                               AND UNREALIZED         INCREASE
                                               GAINS (LOSSES)        (DECREASE)
                                               FROM INVESTMENT      IN NET ASSETS
                              NET INVESTMENT     AND FUTURES       RESULTING FROM
                                  INCOME        TRANSACTIONS         OPERATIONS
                              --------------  -----------------  -------------------
                               TOTAL    PER    TOTAL      PER      TOTAL      PER
QUARTER ENDED*                (000'S)  SHARE  (000'S)    SHARE    (000'S)    SHARE
----------------------------  -------  -----  --------  -------  ---------  --------
December 31, 1995...........  $   647  $0.15  $    399  $  0.09  $   1,046  $   0.24
September 30, 1995..........      641   0.15       (69)   (0.02)       572      0.13
                              -------  -----  --------  -------  ---------  --------
Totals......................  $ 1,288  $0.30  $    330  $  0.07  $   1,618  $   0.37
                              -------  -----  --------  -------  ---------  --------
                              -------  -----  --------  -------  ---------  --------
June 30, 1995...............  $   733  $0.17  $    327  $  0.08  $   1,060  $   0.25
March 31, 1995..............      809   0.19       721     0.17      1,530      0.36
December 31, 1994...........      811   0.19      (615)   (0.14)       196      0.05
September 30, 1994..........      725   0.17      (325)   (0.08)       400      0.09
                              -------  -----  --------  -------  ---------  --------
Totals......................  $ 3,078  $0.72  $    108  $  0.03  $   3,186  $   0.75
                              -------  -----  --------  -------  ---------  --------
                              -------  -----  --------  -------  ---------  --------
June 30, 1994...............  $   535  $0.12  $   (734) $ (0.18) $    (199) $  (0.06)
March 31, 1994..............      619   0.15    (1,418)   (0.33)      (799)    (0.18)
December 31, 1993...........      696   0.17      (691)   (0.17)         5     --
September 30, 1993..........      695   0.16      (558)   (0.13)       137      0.03
                              -------  -----  --------  -------  ---------  --------
Totals......................  $ 2,545  $0.60  $ (3,401) $ (0.81) $    (856) $  (0.21)
                              -------  -----  --------  -------  ---------  --------
                              -------  -----  --------  -------  ---------  --------

------------
* Per share information reflects the impact of the reverse stock splits.

                 TRIPLE A AND GOVERNMENT SERIES -- 1997, INC.


                FINANCIAL HIGHLIGHTS
                --------------------

    Selected data for a share of stock outstanding throughout each period is presented below:

                                                              FOR THE               FOR THE YEARS ENDED
                                                          SIX MONTHS ENDED               JUNE 30,
                                                         DECEMBER 31, 1995    -------------------------------
                                                            (UNAUDITED)        1995        1994        1993
                                                         ------------------   -------     -------     -------
Net asset value, beginning of period...................       $   9.81        $  9.62     $ 10.49     $ 10.53
                                                              --------        -------     -------     -------
Net investment income..................................           0.30           0.72        0.60        0.62
Net realized and unrealized gains (losses)
  from investment and futures transactions.............           0.07           0.03       (0.81)       0.09
                                                              --------        -------     -------     -------
Net increase (decrease) from investment operations.....           0.37           0.75       (0.21)       0.71
                                                              --------        -------     -------     -------
Dividends from net investment income...................          (0.43)         (0.62)      (0.62)      (0.59)
Distributions from net realized gains..................           --             --          --         (0.16)
In excess of net investment income.....................           --             --         (0.04)       --
                                                              --------        -------     -------     -------
Total dividends and distributions to shareholders......          (0.43)         (0.62)      (0.66)      (0.75)
                                                              --------        -------     -------     -------
Contribution to capital from adviser...................           0.05           0.06        --          --
                                                              --------        -------     -------     -------
Net asset value, end of period.........................       $   9.80        $  9.81     $  9.62     $ 10.49
                                                              --------        -------     -------     -------
                                                              --------        -------     -------     -------
Per share market value, end of period..................       $   9.94        $  9.25     $  9.25     $ 10.25
                                                              --------        -------     -------     -------
                                                              --------        -------     -------     -------
Total investment return(1).............................          12.30%          7.24%      (3.38)%      8.37%
                                                              --------        -------     -------     -------
                                                              --------        -------     -------     -------
Ratios and Supplemental data:
Net assets, end of period (000's)......................       $ 41,617        $40,866     $39,556     $42,907
Ratio of expenses to average net assets, net of waivers
  and reimbursements from adviser......................           0.00%*         0.00%       0.00%       1.49%
Ratio of expenses to average net assets, before waivers
  and reimbursements from adviser......................           1.29%*         1.45%       1.46%       1.50%
Ratio of net investment income to average net assets...           6.22%*         7.76%       6.15%       6.22%
Portfolio turnover rate................................             67%           223%        298%         93%


------------------

NOTE: Per share information for the periods above including total investment return, reflects the impact of the reverse stock splits and the stock split. The reverse stock splits on December 26, 1995, December 27, 1994, December 28, 1993 and December 30, 1992 had the effect of increasing the net asset value per share on July 1, 1992 by $0.18, $0.12, $0.08 and $0.15, respectively.

*      Annualized

(1) Total investment return is calculated assuming a purchase of one share of stock at market value on the first day of each period reported, reinvestment of all dividends and capital gain distributions, and a sale at market value on the last day of each period reported. Although the Series does not offer dividend reinvestment for monthly dividends, total investment return is calculated by assuming reinvestment of all dividends and capital gain distributions in accordance with regulatory requirements. Total investment return does not reflect brokerage commissions. Total investment return for periods of less than a year are not annualized.

                 TRIPLE A AND GOVERNMENT SERIES -- 1997, INC.


GENERAL INFORMATION

THE SERIES

Triple A and Government Series--1997, Inc. ('Series') is a diversified, closed-end management investment company whose shares trade on the American Stock Exchange ('AMEX'). The investment objective of the Series is to manage a portfolio of U.S. government securities and AAA-rated and comparable debt obligations in order to return to reinvesting shareholders on the Series' termination date $10.00 for each share that such reinvesting shareholders held upon the effectiveness of the Series' 100 for 1 stock split on June 24, 1993, while providing high monthly income in comparison to bank certificates of deposit having maturities no longer than the term of the Series and in comparison to money market funds. The Series has been rated AAAf by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. The termination date for the Series will be June 29, 1997. The Series' investment adviser and administrator is Mitchell Hutchins Asset Management Inc., a wholly owned subsidiary of PaineWebber Incorporated, which has over $44 billion in assets under management as of January 31, 1996.

SHAREHOLDER INFORMATION

The AMEX ticker symbol for Triple A and Government Series--1997, Inc. is TGB. Market information about the Series is published weekly in The Wall Street Journal, The New York Times and Barron's, as well as other newspapers.

DISTRIBUTION POLICY


The Series will pay monthly cash dividends from its net investment income and will distribute any capital gains realized by the Series, through Reinvestment Dividends, which normally will be paid in additional Series Shares unless a shareholder elects to receive cash. Cash dividends will be declared monthly and will be paid on or about the last day of each month. Reinvestment Dividends, if any, will be declared annually in December of each year. The Series also may pay a second Reinvestment Dividend in any year if necessary to avoid income or excise taxes. As described in the prospectus, the Series intends to effect a reverse stock split in connection with any Reinvestment Dividend, which will result in reinvesting shareholders continuing to hold the same number of shares, and non-reinvesting shareholders holding fewer shares (which may include odd lots and fractional shares). On or about the termination date, the Series will liquidate its assets and will declare and make a termination distribution to its shareholders in an aggregate amount equal to the net proceeds of such liquidation after payment of the Series' expenses and liabilities.

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------------------------------------------
BOARD OF DIRECTORS

E. Garrett Bewkes, Jr., Chairman
Richard Q. Armstrong
Richard R. Burt
John R. Torell, III
William D. White

------------------------------------------
PRINCIPAL OFFICERS

Margo N. Alexander
President

Victoria E. Schonfeld
Vice President

Dianne E. O'Donnell
Vice President and Secretary

Julian F. Sluyters
Vice President and Treasurer


------------------------------------------
INVESTMENT ADVISER
AND ADMINISTRATOR

Mitchell Hutchins Asset Management Inc.
1285 Avenue of the Americas
New York, New York 10019

------------------------------------------
Notice is hereby given in accordance with
Section 23(c) of the Investment Company
Act of 1940 that from time to time the
Fund may purchase at market prices shares of its common stock in the open market.

The financial information included herein is taken from the records of the Fund without examination by independent accountants who do not express an opinion thereon.

This report is sent to the shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in the report.

Recycled
Paper

                                           TRIPLE A AND GOVERNMENT
                                           SERIES - 1997, INC. ('TAGS 1997')


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                                           SEMI-ANNUAL REPORT
                                           DECEMBER 31, 1995